SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 16, 2001
                                                          ---------------

                  Charter Municipal Mortgage Acceptance Company
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


            1-13237                                   13-3949418
            --------                                  ----------
   (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.    Other Events
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            On August 16, 2001, Charter Mac Equity Issuer Trust (the "Issuer"),
a wholly owned subsidiary of Charter Municipal Mortgage Acceptance Company ("CharterMac"), and CharterMac signed a purchase agreement (the "Purchase Agreement") with an initial purchaser (the "Initial Purchaser") for the issuance and sale by the Issuer and the purchase by the Initial Purchaser of 62 shares of the Issuer's 6.30% Series A-2 Cumulative Preferred Shares with an aggregate liquidation amount of $31 million (the "Series A-2 Preferred Shares") and 37 shares of the Issuer's 6.80% Series B-1 Subordinate Cumulative Preferred Shares with an aggregate liquidation amount of $18.5 million (the "Series B-1 Preferred Shares").

            The Series A-2 Preferred Shares will be pari passu with the 6 5/8% Series A Cumulative Preferred Shares that the Trust issued on June 29, 1999 and the 7.10% Series A-1 Cumulative Preferred Shares that the Trust issued on July 20, 2000. The Series B-1 Preferred Shares will be pari passu with the 7.60% Series B Subordinate Cumulative Preferred Shares that the Trust Issued on July 20, 2000 and subordinate to the Series A, Series A-1 and Series A-2 cumulative preferred shares.

            The Issuer anticipates that the Series A-2 Preferred Shares and the Series B-1 Preferred Shares will be ready for delivery on or about October 9, 2001, however there are no assurances that the Shares will be delivered. The proceeds from the offering are expected to be utilized to invest in additional tax-exempt investments.

            Neither the Series A-2 Preferred Shares nor the Series B-1 Preferred Shares have been registered under the Securities Act of 1933, as amended nor will any such registration be effected. Neither the Series A-2 Preferred Shares nor the Series B-1 Preferred Shares may be offered or sold in the United States absent registration or a applicable exemption from registration requirements.

            This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CharterMac to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


(a).     Financial Statements
         --------------------

         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------

         Not Applicable

(c).     Exhibits
         --------

         None



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Charter Municipal Mortgage Acceptance
                                         Company
                                         (Registrant)



                                          BY:  /s/ Stuart J. Boesky
                                               --------------------
                                               Stuart J. Boesky
                                               President
        September 5, 2001





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